EXHIBIT 99.1

Hemisphere Media Announces Pro Forma First Quarter 2013 Financial Results

MIAMI, FL-- May 15, 1013 -- Hemisphere Media Group, Inc. (NASDAQ: HMTV) ("Hemisphere"), the only publicly traded pure-play U.S. media company targeting the high growth Hispanic TV/cable networks business, today announced financial results for the quarter ended March 31, 2013.

On April 4, 2013, Hemisphere completed a series of mergers pursuant to which InterMedia Español Holdings, LLC, (“WAPA”), which includes WAPA America and WAPA TV, Cine Latino, Inc. (“Cinelatino”) and Azteca Acquisition Corporation (“Azteca”), a special purpose acquisition company each became indirect, wholly owned subsidiaries of Hemisphere (the “Transaction”).  As a newly formed holding company in connection with the Transaction, Hemisphere neither engaged in any operations nor generated any revenues from operations from inception through the quarter ended March 31, 2013.  Hemisphere is presenting the pro forma results of operations for the quarter ended March 31, 2013 in this earnings release as if the merger of WAPA and Cinelatino was consummated on January 1, 2013.  For the three months ended March 31, 2013, Hemisphere reported pro forma revenue of $19.6 million, Adjusted EBITDA of $8.5 million, and pro forma net loss of $0.5 million.

Hemisphere includes:

●	Cinelatino, the #1 U.S. Spanish-language cable movie network, with approximately 12 million subscribers across the U.S., Latin America and Canada;
●	WAPA America, the leading U.S. Spanish-language cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S, with over 5 million subscribers; and
●	WAPA TV, the #1 broadcast television network and content producer in Puerto Rico, with state-of-the-art facilities that produce over 60 hours per week of top-rated news and entertainment programming.

Alan Sokol, CEO of Hemisphere, stated, “Hemisphere’s pro forma first quarter results demonstrate the quality of our assets and their unique positioning.  As the only publicly-traded pure-play U.S. media company targeting the fast growing and highly attractive U.S. Hispanic and Latin American markets, we are in the highest growth sector in television.  And with Cinelatino, the #1 U.S. Spanish-language movie channel, WAPA America, a leading U.S. Hispanic cable network, and WAPA TV, the #1 broadcast network in Puerto Rico, Hemisphere has the content and reach to continue to win audiences and market share.”

Sokol continued, “Our first quarter numbers continue our strong performance and demonstrate our market-leading position. Now that our transition to a public company is complete, we are very excited about the synergy opportunities among our companies and driving shareholder value."

The following table sets forth the unaudited pro forma results of operations for Hemisphere assuming the Transaction occurred on January 1, 2013 (in thousands):

	Three Months Ended March 31, 2013
	WAPA	Cinelatino	Pro Forma
	(historical predecessor)
Net Revenues	$13,495	$6,104	$19,599

Operating Expenses:
Cost of revenues	5,856	1,053	6,909
Selling, general and administrative	3,429	754	4,183
Depreciation and amortization	1,011	964	1,975
Other expenses	3,292	2,068	5,360
Loss on disposition of assets	25	–	25
Total operating expenses	13,612	4,839	18,451

Operating (loss) income	(117)	1,265	1,148

Interest expense	(771)	(462)	(1,233)

Income tax benefit (expense)	363	(821)	(458)

Net loss	$(525)	(18)	$(543)

Reconciliation of net loss to EBITDA:
Net loss	(525)	(18)	(543)
Add (deduct):
Income tax (benefit) expense	(363)	821	458
Interest expense	771	462	1,233
Loss on disposition of assets	25	–	25
Depreciation and amortization	1,011	964	1,975
EBITDA	$918	$2,229	$3,147
Transaction related and other non-recurring expenses	3,292	2,068	5,360
Adjusted EBITDA	$4,210	$4,297	$8,507

Non-GAAP Reconciliations

Within Hemisphere’s first quarter 2013 press release, Hemisphere makes reference to certain non-GAAP financial measures such as – “EBITDA” and “Adjusted EBITDA.”  Whenever such information is presented, Hemisphere has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.  The specific reasons why Hemisphere’s management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Hemisphere’s financial condition, results of operations and cash flows has been provided in the Form 8-K filed in connection with this press release.

Conference Call
Hemisphere will conduct a conference call to discuss its first quarter financial results at 10:00AM ET on Wednesday, May 15, 2013.  A live broadcast of the conference call will be available online via the company's Investor Relations website located at http://ir.hemispheretv.com/.  Alternatively, interested parties can access the conference call by dialing (866) 510-0707, or from outside the United States at (617) 597-5376, at least five minutes prior to the start time.  The conference ID for the call is 38998556.  A replay of the call will be available beginning at approximately 12:00PM Eastern Time May 15 by dialing (888) 286-8010, or from outside the United States by dialing (617) 801-6888. The conference ID for the replay is 78370637.

Forward-Looking Statements

This press release may contain certain statements about Hemisphere that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements.. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  In addition, these statements are based on a number of assumptions that are subject to change.  Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in Hemisphere’s most recent registration statement on Form S-4 (File No. 333-186210) (the “Registration Statement”) and post-effective amendment No. 1 on Form S-1 to the Registration Statement, filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.  Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

About Hemisphere Media Group, Inc.
Hemisphere Media Group (NASDAQ: HMTV) is the only publicly-traded pure-play U.S. Spanish-language TV/cable network business serving the high-growth U.S. Hispanic population. Headquartered in Miami, Florida, Hemisphere owns and operates Cinelatino, WAPA Television and WAPA America. Cinelatino is the leading Spanish-language movie channel with more than 12 million subscribers in the U.S., Latin America and Canada, featuring the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean. WAPA Television is Puerto Rico's leading broadcast station with the highest primetime and full day ratings in Puerto Rico. Founded in 1954, WAPA Television produces more than 60 hours per week of top-rated news and entertainment programming. WAPA America is the leading cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S., featuring the highly-rated news and entertainment programming produced by WAPA-TV. WAPA America has more than five million U.S. subscribers.

Patrick Scanlan, 212-381-1659

Source: Hemisphere Media Group, Inc.